Exhibit 99.1
Investor Presentation August 2007

Forward-Looking Statements This presentation contains "forward-looking statements" which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non- receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

The Argo Group Story The Company Argo Group is an international specialty underwriter of property/casualty insurance focused on niche markets The Objective To maintain our profitable growth record as we integrate our largest business combination to date The Strategy Apply our proven business model in deploying capital in selected areas for maximum return

Growth and Profitability Focus: Specialty underwriter in niche markets Three Business Units Successful Business Model A G E N D A Growing an International Specialty Underwriter Three Business Units

Argo Group Today Specialty underwriter in attractive niche areas of property, casualty insurance and reinsurance Headquarters: Bermuda operates in 50 states and internationally Market Cap over $1B Three ongoing business segments Excess and Surplus Lines (E&S) Select Markets International Specialty Headquarters Brussels

A Recap of Our Successful Business Model 1. Target attractive niche markets 2. Develop leading, differentiated positions 3. Expand position - organically - selective acquisitions 4. Results: Growth in premiums and earnings

1. A T T R A C T I V E N I C H E M A R K E T S A Different Type of Approach Key Criteria In Selecting Niche Markets Higher margin, return Market leadership in a reasonable time frame Disciplined underwriting Sustained, profitable organic growth 7

2. DEVELOP LEADERSHIP POSITIONS

Examples of Leadership Positions

P/C insurance for independent grocery stores	**Leader**
Workers' compensation for coal mines in Pennsylvania and Maryland	**Leader**
Insurance for retail fabricare industry	**Leader**
Commercial insurance for small / medium public entities	**Leader**
E&S market position	**Leader**



8

3. E X P A N D P O S I T I O N A Solid Record of Disciplined Growth 2006 Revenues* 1st Qtr 2nd Qtr East 0.85 0.15 90%+ New Businesses Last Six Years Businesses acquired: Colony Rockwood Interstate Grocers Coregis Fulcrum Public Entity Argonaut Specialty Assets acquired: New businesses launched: Organic Growth Strategies Cross Sell Increased Product Offerings *Argonaut Group Only

4. R E S U L T S : G R O W T H An Impressive Growth Record... 18.3% CAGR 35% CAGR 10 *Argonaut Group Results Only

4. R E S U L T S : G R O W T H .... With Continuing Improvement in Profitability Combined Ratio 2003 2004 2005 2006 Target East 1.04 0.97 0.96 0.938 0.9 11 * Exclusive of losses from hurricane activity Argonaut Group Results Only

Growth and Profitability Focus: Specialty underwriter in niche markets Successful Business Model A G E N D A Growing an International Specialty Underwriter Three Business Units

Three Growth Platforms Excess & Surplus Lines* Select Markets* International Specialty GWP $762M Operating Income up 77% GWP $392M Operating Income up 33% New Bermuda- based platform *Argonaut Group - 2006 Results

Three Growth Platforms Select Markets* International Specialty GWP $392M Operating Income up 33% New Bermuda- based platform *Argonaut Group - 2006 Results GWP $762M Operating Income up 77% Excess & Surplus Lines*

Pre-Tax Operating Income ($M) Excess & Surplus Lines: Largest and Most Profitable Segment Status Combined ratio of 88.9% Colony & Argonaut Specialty Competitive advantages Excellent infrastructure Underwriting expertise Controlled distribution Rated 'A' (Excellent) by A.M. Best 96.1% 92.6% 88.9% Combined ratio * Includes hurricane losses $37* $58* $102 2004 2005 2006

Excess & Surplus Lines* GWP $762M Operating Income up 77% Three Growth Platforms International Specialty Select Markets* GWP $392M Operating Income up 33% New Bermuda- based platform *Argonaut Group - 2006 Results

Pre-Tax Operating Income ($M) Select Markets: Consistently Profitable Segment Status Combined ratio of 89.4% Primarily retail-driven Competitive advantages Expertise in niche markets grocery stores mining operations laundry & dry cleaners small/medium-size public entities 96.6% 92.6% 89.4% Combined ratio * Includes hurricane losses $21* $38* $50 2004 2005 2006

Three Growth Platforms Excess & Surplus Lines* Select Markets GWP $762M Operating Income up 77% GWP $392M Operating Income up 33% New Bermuda- based platform International Specialty *Argonaut Group - 2006 Results

Acquisition and Creation of Peleus Immediate Strengths A- rating by A.M. Best Appointed Andrew Carrier as Peleus president Proven record of leadership Built diversified books of business Utilize established infrastructure Well positioned for January 1, 2008 renewals 19

Combined Business Mix 20 Specialty Insurance Excess & Surplus Lines Select Markets International Specialty Quota share reinsurance of business partners Property reinsurance Prospective insurance opportunities 1st Qtr 2nd Qtr East 0.85 0.15 ~85% ~15%

(1) As of June 30, 2007. (2) Prepared on a pro-forma basis as of June 30, 2007. See August 7, 2007 Form 8-K for details. (3) Includes $57 million in debt incurred in July 2007 to fund special dividend. Strong Pro Forma Balance Sheet and Capital Base(1) Reserves 2,537.4 425.3 2,113.4 Total Leverage 22.0% 26.0% 14.3% Total Capital 1,673.2 643.2 1,004.5 Stockholders' Equity 1,304.7 476.1 860.2 Total Assets 5,005.4 1,168.7 3,849.5 Investment Portfolio $3,622.7 $1,009.6 $2,613.1 Pro Forma(2) Assets Acquired 21 In millions Indebtedness 167.1 368.5(3) 144.3 Book Value Per Share $42.62

A Perfect Strategic Fit New business lines ? enhances product offering and diversification Strengthens competitive position vs. specialty underwriters Financial flexibility ? more effective capital management Increased capacity to grow

A G E N D A Growing an International Specialty Underwriter Focus: Specialty underwriter in niche markets Successful Business Model Three Business Units Growth and Profitability

Continue to Execute Successful Business Model 1. Target attractive niche markets 2. Develop leading, differentiated positions 3. Expand position - organically - selective acquisitions 4. Results: Growth in premiums and earnings

Capital Deployment Strategy - Next 18 Months Deploy capital opportunistically across all three segments M&A International Specialty Reduce reliance on third-party reinsurance Selective acquisitions of books of business and companies Reduce capital related to legacy businesses

Our Focus: Continuing to Improve ROE 2004 2005 2006 Goal East 0.133 0.133 0.148 0.15 26 Argonaut Group Results Only

I N S U M M A R Y A Stronger and Better Positioned Specialty Underwriter Proven and successful business model impressive growth, profitability and strong cash flow Acquisition creates powerful competitive force in specialty lines market Bermuda platform advantages, further diversified mix, positioned as international player ROE-driven focus effective capital deployment + high-margin focus = steady ROE improvement

Investor Presentation August 2007

Investor Presentation Addendum

Acquisition and Creation of Peleus 30 Structure Reverse merger of Argonaut into PXRE Each Argonaut share exchanged for 6.484 shares of PXRE $57M one-time pre-closing dividend to Argonaut shareholders Ownership Shareholders: 73% Argonaut, 27% PXRE New Business Lines New Bermuda-based platform: Peleus Re Ratings Argonaut maintains current A.M. Best / S&P rating Peleus Re A.M. Best of A- (Excellent)

Attractive to All Shareholders Accretive to market price Accretive to book value 16% per share 18% per share 31 Percentages calculated on date of merger agreement

End Slide